SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 11
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM GROWTH SERIES

          This Amendment No. 11 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") amends, effective February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen Asset Allocation Conservative Fund, Van Kampen Asset Allocation Growth Fund, Van Kampen Asset Allocation Moderate Fund, Van Kampen Harbor Fund, Van Kampen Leaders Fund, Van Kampen Real Estate Securities Fund and Van Kampen U.S. Mortgage Fund to Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen Leaders Fund, Invesco Van Kampen Real Estate Securities Fund and Invesco Van Kampen U.S. Mortgage Fund, respectively;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.


                                        By: /s/ John M. Zerr
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     ----------------------------------
AIM Balanced-Risk Retirement Now Fund         Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2010 Fund        Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2020 Fund        Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2030 Fund        Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2040 Fund        Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2050 Fund        Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Basic Value Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Conservative Allocation Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Global Equity Fund                        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Growth Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Income Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM International Allocation Fund             Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Mid Cap Core Equity Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Moderate Allocation Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Moderate Growth Allocation Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Moderately Conservative Allocation Fund   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Small Cap Growth Fund                     Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Convertible Securities Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Asset Allocation
   Conservative Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Asset Allocation
   Growth Fund                                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Asset Allocation
   Moderate Fund                              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Harbor Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Leaders Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Real Estate Securities
   Fund                                       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen U.S. Mortgage Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares"